UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 28, 2010

Affirmative Insurance Holdings, Inc.

(Exact name of Registrant as Specified in its Charter)

Delaware	000-50795	75-2770432
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4450 Sojourn Drive, Suite 500, Addison, Texas		75001
(Address of principal executive offices)		Zip Code

Registrant’s telephone, including area code: (972) 728-6300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry Into a Material Definitive Agreement.

Explanatory Note.

This Form 8-K/A is being filed to amend the Current Report on Form 8-K filed on January 4, 2010 by Affirmative Insurance Holdings, Inc. (the “Original Form 8-K”). The Original Form 8-K inadvertently included incorrect versions of Exhibits 10.1 (“Automobile Quota Share Reinsurance Contract between Swiss Reinsurance America Corporation and Affirmative Insurance Company, dated as of December 28, 2010, for the period October 1, 2010 to December 31, 2010”) and 10.2 (“Automobile Quota Share Reinsurance Contract between Swiss Reinsurance America Corporation and Affirmative Insurance Company, dated as of December 29, 2010, for the period January 1, 2011 to December 31, 2011”). This Form 8-K/A amends the Original Form 8-K to attach the correct versions of Exhibits 10.1 and 10.2, which respectively replace Exhibits 10.1 and 10.2 to the Original Form 8-K.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description of Exhibit

10.1	Automobile Quota Share Reinsurance Contract between Swiss Reinsurance America Corporation and Affirmative Insurance Company, dated as of December 28, 2010, for the period October 1, 2010 to December 31, 2010.

10.2	Automobile Quota Share Reinsurance Contract between Swiss Reinsurance America Corporation and Affirmative Insurance Company, dated as of December 29, 2010, for the period January 1, 2011 to December 31, 2011.

Forward-Looking Statements

This Amendment No. 1 to Current Report on Form 8-K/A contains forward-looking statements made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements typically are identified by use of terms such as “may,” “will,” “should,” “plan,” “expect,” “anticipate,” “estimate” and similar words, although some forward-looking statements are expressed differently. Forward-looking statements represent our management’s judgment regarding future events. Although the Registrant believes that the expectations reflected in such forward-looking statements are reasonable, the Registrant can give no assurance that such expectations will prove to be correct. All statements other than statements of historical fact included in this Current Report on Form 8-K are forward-looking statements. The Registrant cannot guarantee the accuracy of the forward-looking statements, and the Registrant’s actual results could differ materially from those contained any forward-looking statements due to a number of factors, including the statements under the heading “Risk Factors” contained in the Registrant’s filings with the Securities and Exchange Commission. Accordingly, such forward-looking statements are subject to a number of risks and uncertainties and may cause actual results to differ materially from the Registrant’s expressed expectations.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

AFFIRMATIVE INSURANCE HOLDINGS, INC.

	By:	/S/ MICHAEL J. MCCLURE
Date: January 10, 2011	Name:	Michael J. McClure
	Title:	Executive Vice President and Chief Financial Officer